POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Susan W. Catherwood of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR, or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                            /S/ S. W. CATHERWOOD
                                           --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, M. Walter D'Alessio of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                           /S/  M. WALTER D'ALESSIO
                                           --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Richard G. Gilmore of Bradenton, FL, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                     /S/  RICHARD G. GILMORE
                                     --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Richard H. Glanton of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                           /S/ RICHARD H. GLANTON
                                           --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, James A. Hagen of Wilmington, North Carolina, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                            /S/  JAMES A. HAGEN
                                            --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Nelson G. Harris of Lafayette Hill, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                             /S/  NELSON G. HARRIS
                                             --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Joseph C. Ladd of Amelia Island, FL, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                            /S/  JOSEPH C. LADD
                                            --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Edithe J. Levit of Philadelphia, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                         /S/  EDITHE J. LEVIT
                                         --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Kinnaird R. McKee of Oxford, MD, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                         /S/ KINNAIRD R. MCKEE
                                         --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Joseph J. McLaughlin of Rosemont, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                           /S/ JOSEPH J. MCLAUGHLIN
                                           --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Corbin A. McNeill, Jr. of Kennett Square, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                          /S/ CORBIN A. MCNEILL, JR.
                                          --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Dr. John M. Palms of Columbia, SC, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                         /S/ DR. JOHN M. PALMS
                                         --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Joseph F. Paquette, Jr. of Gladwyne, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                            /S/ JOSEPH F. PAQUETTE, JR.
                                            --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Ronald Rubin of Narberth, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                           /S/ RONALD RUBIN
                                           --------------------------------
      March 25, 1997
DATE:_________________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, Robert Subin of Blue Bell, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                         /S/ ROBERT SUBIN
                                         --------------------------------


      March 25, 1997
DATE:_______________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, R. Keith Elliott of Mendenhall, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                          /S/ R. KEITH ELLIOTT
                                          --------------------------------

      March 25, 1997
DATE:_______________

                                POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS that I, G. Fred DiBona, Jr. of Bryn Mawr, PA, do hereby appoint J. F. PAQUETTE, JR. and C. A. MC NEILL, JR., or either of them, attorney for me and in my name and on my behalf to sign the annual Securities and Exchange Commission report on Form 10-K for 1996 of PECO Energy Company, to be filed with the Securities and Exchange Commission, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

                                            /S/ G. FRED DIBONA
                                            --------------------------------

      March 25, 1997
DATE:_______________